SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

------------------------------- ---------------- -------------------------------
       MARSHALL ISLANDS             000-14135              52-2098714
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)
------------------------------- ----------------- ------------------------------


   ------------------------------------------ ------- ----------------------
          ONE STATION PLACE, STAMFORD,                        06902
                 CONNECTICUT                                (Zip Code)
    (Address of Principal Executive Offices)
   ------------------------------------------ ------- ----------------------

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) - Departure Of Directors Or Principal Officers; Election Of
                Directors; Appointment Of Principal Officers

On February 11, 2005, OMI Corporation (the "Company") issued a press release, announcing that the Board of Directors has appointed a new director to the Company, Allen Brooks. The press release is furnished herewith as Exhibit 99.1.


Item 8.01  Other Events

On February 11, 2005, the Company issued a press release announcing that the Board of Directors has increased the quarterly dividend on its common stock from $0.07 per share to $0.08 per share. The press release is furnished herewith as
Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits


99.1 Press Release issued by the Company on February 11, 2005, announcing the appointment of a new director.


99.2 Press Release issued by the Company on February 11, 2005, announcing the increase in the quarterly dividend declared in the first quarter of 2005.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



           Date: February 11, 2005           By: /s/ Craig H. Stevenson, Jr.
                 -----------------               ---------------------------
                                                 Craig H. Stevenson, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer


           Date: February 11, 2005           By: /s/ Kathleen C. Haines
                 -----------------               ----------------------
                                                 Kathleen C. Haines
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer



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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
-----------    -----------

  99.1 Press Release issued by the Company on February 11, 2005, announcing the appointment of a new director.

  99.2 Press Release issued by the Company on February 11, 2005, announcing the increase in the quarterly dividend declared in the first quarter of 2005.